EXHIBIT 10(a)(ii)

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of September 18, 2009 (this “Agreement”) is entered into among CABOT CORPORATION, a Delaware corporation (the “Company”), certain Subsidiaries of the Company (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of August 3, 2005 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The definition of “Note Purchase Agreement” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“2009 Indenture” means that certain Indenture entered into in September 2009 between the Company and U.S. Bank National Association, as trustee, and any notes issued thereunder.

(c) Section 8.05 of the Credit Agreement is hereby amended to read as follows:

Enter into any Contractual Obligation (other than (i) this Agreement or any other Loan Document and (ii) the 2009 Indenture) that (a) limits the ability of the Company or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

2. Conditions Precedent. This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrowers, the Administrative Agent and the Required Lenders.

3. Miscellaneous.

(a) The Credit Agreement (as amended by this Agreement), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) The Borrowers hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement other than those which have been obtained and are in full force and effect.

(c) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	CABOT CORPORATION, a Delaware corporation

	By:	/s/Eduardo E. Cordeiro
	Name: Title:	Executive Vice President, CFO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/Jeffrey J. McLaughlin
	Name: Title:	SVP

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/Jeffrey J. McLaughlin
	Name: Title:	SVP

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/Joronne Jeter
Name: Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/D. Scott Farquhar
Name: Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/Leon Mo
Name: Title:	Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name: Title:

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:
Name: Title:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:
Name: Title:

By:
Name: Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/Kenneth V. McGraime
Name: Title:	SVP, Commercial Executive